EXHIBIT 10b4


         Schedule identifying substantially identical
         agreements between Fortune Brands, Inc.
         ("Fortune") and each of the following persons,
         to the Amendment constituting Exhibit 10b3 the
         Quarterly Report on Form 10-Q of Fortune for the
         period ended September 30, 1998
         ------------------------------------------------



                              Name
                              ----

                        Charles H. McGill
                        Craig P. Omtvedt